Michigan Antrim Shale
and
New Albany Shale of Indiana and Western Kentucky

First Albany Capital

EMERGING RESOURCE PLAYS CONFERENCE

July 19, 2006

Total Quality Management in
Exploration and Production Methods

Disclaimer

            In this slide presentation, statements regarding our goals and objectives, our expected methods of operation and development strategies, our expected and potential production volumes, the volume of potential reserves, potential drilling locations, the timing of drilling activities, when wells will begin producing, how many wells will be drilled, potential new development theatres, the spacing of wells, drilling and operating costs, and other statements that are not historical facts, contain predictions, estimates and other Forward-
Looking Statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.  Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our goals will be achieved.  Important factors that could cause our actual results to differ materially from those included in the Forward-Looking Statements include the timing and extent of changes in commodity prices for oil and gas, changes in market demand, drilling and operating risks, the availability of drilling rigs, uncertainties about the estimates of reserves, the availability of transportation pipelines, changes in laws or government regulations, unforeseen engineering and mechanical or technological difficulties in drilling and operating the wells, operating hazards, weather related delays, the loss of existing credit facilities, availability of capital, and other risks more fully described in our filings with the Securities and Exchange Commission, including Form 10-KSB filed March 31, 2006.  We may also change our business focus as new opportunities arise.  All Forward-Looking
Statements contained in this presentation, including any forecasts and estimates, are based on management’s outlook only as of the date of this presentation and we undertake no obligation to update or revise these Forward-Looking Statements, whether as a result of subsequent developments or otherwise.

Executive Summary

Low-risk, long-term production of unconventional gas
reservoirs in Antrim and New Albany Shales

88 BCF in proven reserves (1/31/06)

7,250 mcfe/day in production (mid-June)

Over 460,000 net acres (3/31/06) with over 3,000
potential drilling locations and over 2 TCF in potential
reserves

Of total acreage, ~20% Antrim and 80% New Albany

2006 Objectives:

AMEX listing by mid-year

Drill 200 wells (gross)

100 BCF in proven reserves by mid-year

The Company

Active in Antrim and New Albany Shales since 1997

Reverse merger with Cadence Resources, 10/31/05

AMEX listing, 5/24/06; Russell Indexes, 6/30/06

Management team has 18-24 years experience

Engineering/Geology team has 24-32 years experience

Foster an environment that appreciates creative
thinking and innovative use of technology

Dedicated to thoughtful and prudent pursuit of natural
resources while creating long-term value for
shareholders

Williston Basin
Antrim Shale
Denver Basin
Michigan Basin
Unita Basin
Piscance Basin
Illinois Basin
Paradox Basin
Lewis Shale
San Joaquin Basin
Anadorko Basin
Ohio Shale
San Juan Basin
New Albany Shale
Appalachian Basin
Santa Maria Basin
Fort Worth Basin
Barnett Shale
Tuscaloosa Shale
LEGEND
Productive Gas Shale Basins
Other Potential Gas Shale Basins
Gas Production Areas
Oil Production Areas
SHALE GAS BASINS CONTINENTAL USA

Antrim Shale
Michigan
Indiana
New Albany Shale

Antrim and New Albany Shale Plays

Relatively shallow blanket
shale formations

High-upside, lower-risk
development potential

Technologies to Cope with Reservoir Risk

The Antrim Shale and New Albany Shale are “blanket”
formations covering significant areas of the Michigan
and Illinois Basins.  Dry holes are rare.

  Nevertheless, there are inherent reservoir risks.

What tools are being used to detect risky drilling areas?

Identification of Antrim Shale Scours

The Antrim Shale is partially or totally absent
in localized areas where ancient rivers and
glaciers have carved through the bedrock

This results in the drilling of dry holes unless
the scours can be identified in advance

A
A'
Otsego
Montmorency
Base of Glacial Drift
A
Glacial Drift
A'
scour
scour
scour
scour
scour
scour
Upper Antrim
Ellsworth
Lachine - Norwood
Traverse
Source: Tim Maness, "Antrim Production Trends in Time and Space" 3-18-05

Illustration of Antrim Shale Scours

Gravity Survey

Seismic can be used to
identify scours, but gravity
surveys provide an
inexpensive alternative

Identification of Antrim Shale Scours

Gravimeter

Antrim Shale Fracture Stimulations

How has Aurora optimized stimulations
of vertical Antrim Shale wells?

Primary Objectives:

Contact all potential pay

Reduce gel loadings to maximize fracture
conductivity

Antrim Shale Fracture Stimulations

Antrim Shale Well Log

Intervals of natural
fracturing:  focus of
completion intervals

Bedding planes:
containment for fracture
stimulations

Black images
indicate fracturing
in the wellbore

Antrim Shale Fracture Stimulations

Aurora Procedure

300+ Perforations

Acid Wash Foot-By-Foot

4-stage Frac

Low Gel Guar-Borate System

Photos and illustrations courtesy of
BJ Services Company, U.S.A.

Operational Efficiencies

How has Aurora optimized the
production infrastructure for Antrim
Shale wells?

Primary Objectives:

Minimize back
pressure to maximize
gas desorption

Minimize
environmental
exposure

Operational Efficiencies
Low Pressure Gathering Systems

10" Poly Pipe used as flow
lines for gas and water

Use of Large Diameter Poly Pipe

Operational Efficiencies
Low Pressure Gathering Systems

Separate systems for gas and water

Gas and water lines

prior to burial

Operational Efficiencies
Low Pressure Gathering Systems

Flowline Sumps

Some water is entrained in
gas flowing from wells to
facilities

In areas of extreme
elevation changes, water
tends to collect in low spots

Electric water sumps are
installed to transfer water
from gas flowlines to water
flowlines in areas of difficult
access

This enables us to maintain
low wellhead pressures and
reduce frequency of pigging

Operational Efficiencies
Low Pressure Production Facilities

Traditional Reciprocating

Compressor Unit

Aurora’s Skid-Mounted

Compressor and Separator

Modular Screw Compressors

Flexibility in placement

Parallel or series

Single or 2-stage compression

Electric

Lower capital cost

Lower maintenance

Environmentally preferable

Reciprocating Compressors

Large size of units precludes
throughput flexibility

Typically up to 4 stages of
compression

Gas Driven

High capital cost

High maintenance

LOUD!

Operational Efficiencies
Low Pressure Production Facilities

Traditional Gas
Processing Facility

Aurora’s Low Pressure

Gas Processing Facility

BIG

small

Operational Efficiencies
Low Pressure CO2 Processing

Low Pressure Carbon Dioxide
Extraction

CO2 extracted at 100 psi

Less horsepower and fuel
required

Prototype installed in 2003

High Pressure Carbon Dioxide Extraction

Raw methane - CO2 mix compressed as necessary to enter sales line
(typically 1200 psig or greater)

CO2 removed by third party downstream and vented to atmosphere

Operational Efficiencies
Water Disposal

Tank-less Water
Disposal

Lower capital cost

Low profile automated
water handling system
has environmental
advantages

Would you want these
eyesores in your back yard?

Operational Efficiencies
Advantages of Aurora’s Low Pressure System

Significant reduction in capital expenditures

Increased production rates due to reduced
back pressure on wells

Commercial life of wells extended due to
reduced costs

Facility capacities can be optimized over life
of wells

Moving Forward

What innovations are currently
being implemented by Aurora?

Electric Submersible Pumps (ESP’s)
installed on Composite Coiled Tubing

Horizontal Drilling Designed to
Minimize Back Pressure

ESP Installations On Composite Coiled Tubing

Developed by
collaboration of Aurora
with two vendors

Patent pending on
ESP/composite tubing
connection

Composite coiled
tubing unit owned by
Aurora

No rig required -
significant cost savings

6 units currently
installed

Longest installation to
date is 3 months

6 additional units to be
installed over next 30
days

Horizontal Drilling Premise
New Albany Shale

Large vertical fractures

Predominant fracture orientation is E-W

Occurrence of N-S fracturing is limited

Horizontal drilling is the only effective means
to connect fracture planes

Orthogonal Vertical Fractures

Non-uniform Spacing

Characteristics of Natural Fractures
New Albany Shale

Vertical Well with
Fracture Stimulation

Horizontal Well

Drilling & Completion Objectives
New Albany Shale

Avoid plugging of natural fractures while drilling

Complete laterals open hole with no stimulation

Recover gas reserves from all organic members

Optimize drilling geometry and pump
selection/placement for water removal and
reduction of back pressure

Minimize surface footprint and optimize access to
locations

Horizontal Well – Typical Geometry
New Albany Shale

Window Milled in Casing at
KOP (Spill Point)

Cased Sump for
Pump

Open Hole Lateral

Clegg Creek

Camp Run /
Morgan Trail

Selmier

Blocher

Vertical Pilot Hole / Medium Radius / Open Hole
Lateral

- Gravity drainage to heel of lateral

- Fluid must overcome vertical distance to spill point

7” or 5-1/2” Casing Set at TD

Horizontal Well – Preferred Geometry
New Albany Shale

7” or 5-1/2” Casing
Set at KOP in Borden
Shale

Open Hole Lateral

Underreamed
Sump for Pump

Vertical Producer

(Water Production)

Pilot Hole for
Laterals

(Gas Production)

Clegg Creek

Camp Run /
Morgan Trail

Selmier

Blocher

Vertical Producer at Toe of Horizontal Well

- Gravity drainage to sump at toe of lateral

- Gas will travel uphole to pilot hole for laterals

- Water will travel downhole to vertical producer

- Declining lateral trajectory easier to drill

- More conducive to traversing deeper members

7” Casing Set at Top
New Albany Shale

Alternate Lateral

AOG
NG
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
15
14
13
12
11
10
9
8
7
6
5
6,000
5,000
4,000
3,000
2,000
1,000
0
Jan
2005
Apr
May
Jul
Aug
Sep
Nov
Dec
2006
Feb
Mar
May
Jun
Jul

AMERICAN STOCK EXCHANGE®
LISTED
AOG

Questions?

Contact:

Jeffrey W. Deneau - Investor Relations

Aurora Oil & Gas Corp.

4110 Copper Ridge Drive, Suite 100

Traverse City, MI  49684

www.auroraogc.com

T: 231-941-0073

E: jdeneau@auroraogc.com

Share Price: $3.60

Shares Outstanding: 81.69M

Market Cap: $294M

*Price-related figures based on close 7/14/06